                                                               Exhibit 99.1

                                     CONSENT

     I hereby consent to being named in the Registration Statement on Form S-11
(No. 333-114675) filed by NorthStar Realty Finance Corp. ("NorthStar Realty")
and any amendments thereto as a person who will become a director of NorthStar
Realty.

     Dated: June 16, 2004

                                         /s/ William V. Adamski
                                      -----------------------------
                                               (Signature)

                                            William V. Adamski
                                      -----------------------------
                                                  (Name)